Exhibit 10.18

Execution Version

DATED as of July 31, 2014

(1)	PARAKOU (INTERNATIONAL) LIMITED
as Seller under the Share Purchase Agreement

(2)	LIU CHENG CHAN

(2)	PARAKOU TANKERS, INC.
as Third Party Beneficiary

SETTLEMENT AGREEMENT

CONTENTS

CLAUSE

1.	Interpretation	1

2.	Settlement	1

3.	Warranties	1

4.	Further Assurances	2

5.	Miscellaneous	2

THIS AGREEMENT is dated and effective as of July 31, 2014.

PARTIES

(1)	PARAKOU (INTERNATIONAL) LIMITED, a private company incorporated in the British Virgin Islands with company number 584798 whose registered office is at P.O. Box 951, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (the “Seller”).

(2)	Liu Cheng Chan.

(3)	PARAKOU TANKERS, INC., a private company incorporated and registered in the Republic of the Marshall Islands with company number 66448 whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, Marshall Islands, as third party beneficiary of this Agreement (the “Buyer”).

BACKGROUND

In connection with the Seller and the Buyer having entered into the Share Purchase Agreement, dated as of 17 July 2014 (the “Share Purchase Agreement”), the parties to this Agreement hereby agree as follows:

AGREED TERMS

1.	INTERPRETATION

All capitalized terms not defined in this Agreement have the meanings assigned to them in the Share Purchase Agreement.

2.	SETTLEMENT

2.1	Mr. Liu hereby agrees to, and will on the Completion Date, pay to Seller as of the date hereof $84.0 million in U.S. Dollars as part of the Consideration the Buyer is delivering to the Seller in consideration for the Sale Shares pursuant to, and subject to the terms of, the Share Purchase Agreement; provided that (1) this Agreement shall be valid and effective, and shall be completed, only at the Completion and as of the Completion Date and (2) this Agreement shall be of no force or effect if the Completion does not occur.

2.2	For the avoidance of doubt, the parties hereto acknowledge and agree that the Buyer is a third party beneficiary of this Agreement.

3.	WARRANTIES

3.1	Seller’s Warranties.

The Seller warrants and represents to each of the other parties hereto that each of the warranties set out in this Clause 3.1 is true and accurate and not misleading as of the date of this Agreement and will be true and accurate and not misleading at all times after the date of this Agreement up to and including the Completion: (a) the Seller has the requisite power and authority, and is authorised, to enter and perform this Agreement and it constitutes the valid, legal and binding obligations of the Seller in accordance with its terms; (b) the execution and performance by the Seller of this Agreement will not breach or constitute a default under the Seller’s constitutional documents, or any agreement, instrument, order, judgement or other restriction which binds the Seller or any Sale Company; and (c) no consents, waivers or amendments of any third parties are required in connection with the entering into and completion of this Agreement.

3.2	Mr. Liu’s Warranties.

Mr. Liu warrants and represents to each of the other parties hereto that each of the warranties set out in this Clause 3.2 is true and accurate and not misleading as of the date of this Agreement: (a) this Agreement constitutes the valid, legal and binding obligation of Mr. Liu in accordance with its terms; and (b) the execution and performance by Mr. Liu of this Agreement will not breach or constitute a default under any agreement, instrument, order, judgement or other restriction which binds Mr. Liu.

3.3	Buyer’s Warranties.

The Buyer warrants and represents to each of the other parties hereto that each of the warranties set out in this Clause ?3.3 is true and accurate and not misleading as of the date of this Agreement: (a) the Buyer has the requisite power and authority, and is authorised, to enter and perform this Agreement and it constitutes the valid, legal and binding obligation of the Buyer in accordance with its terms; and (b) the execution and performance by the Buyer of this Agreement will not breach or constitute a default under the Buyer’s articles of association, or any agreement, instrument, order, judgement or other restriction which binds the Buyer.

4.	FURTHER ASSURANCES

Each party shall (at its own expense) promptly execute and deliver such documents, perform such acts and do such things as the other parties may reasonably require from time to time for the purpose of giving full effect to this Agreement.

5.	MISCELLANEOUS

Clauses 8 – 14 of the Share Purchase Agreement are hereby incorporated by reference in this Agreement as if those clauses were contained in this Agreement directly, with the understanding that any notice given to Mr. Liu shall be delivered to his address at the Seller.

Signed by /s/ C.C. Liu

for and on behalf of

PARAKOU (INTERNATIONAL) LIMITED

in the presence of: Andy Ng

/s/ Andy Ng

(Signature of Witness)

LIU CHENG CHAN

/s/ Liu Cheng Chan

in the presence of: Andy Ng

/s/ Andy Ng

(Signature of Witness)

Signed by /s/ Por Liu for and on behalf of PARAKOU TANKERS, INC., as third party beneficiary in the presence of: Chris Chagabuli /s/ Chris Chagabuli (Signature of Witness)